SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Ranger Funds Investment Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

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Ranger Funds Investment Trust

2828 Harwood Street

Suite 1900

Dallas, TX 75201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [   ], 2020

Dear Shareholders:

The Board of Trustees of the Ranger Funds Investment Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Ranger Small Cap Fund and Ranger Micro Cap Fund (each a “Fund” and together the “Funds”), to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, at [  ] a.m., Eastern Time, on [    ], 2020, for the following purposes:

1.

To approve a new advisory agreement between the Trust, on behalf of each Fund and Ranger Investment Management L.P. (Shareholders of each Fund, voting separately, must approve this proposal with respect to that Fund.) No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, or advisory fees.

2.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [    ], 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [   ], 2020.

The enclosed materials explain the proposals to be voted on at the special meeting in more detail. No matter how large or small your Fund holdings, your vote is extremely important. We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call [    ], [your Fund’s proxy solicitor], toll-free at [   ]. Thank you for your continued investment in the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [    ], 2020.   A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new advisory agreement) and Proxy Voting Ballot are available at [    ].

By Order of the Board of Trustees

Nimrod J. Hacker

Secretary

[    ], 2020

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or online by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the special meeting, please vote your shares; if you attend the special meeting, you may revoke your proxy and vote your shares at the special meeting.

Ranger Funds Investment Trust

2828 Harwood Street

Suite 1900

Dallas, TX 75201

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [   ], 2020

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Ranger Funds Investment Trust (the “Trust”) on behalf of Ranger Small Cap Fund and Ranger Micro Cap Fund (each a “Fund”, together the “Funds”), for use at a Special Meeting of Shareholders of the Trust (the “Shareholder Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, at [  ] a.m., Eastern Time, on [   ], 2020. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [   ], 2020.

The Shareholder Meeting has been called by the Board for the following purposes:

	Proposal	Funds Voting
1.	To approve a new advisory agreement between the Trust on behalf of each Fund and Ranger Investment Management L.P.	All Funds (Shareholders of each Fund voting separately)
2.	To transact such other business as may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [  ], 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by writing to the Funds at Ranger Funds Investment Trust, 2828 Harwood Street, Suite 1900, Dallas, TX 75201, visiting www.rangerfunds.com or by calling the Funds at 1-866-458-4744.

PROPOSAL

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND RANGER INVESTMENT MANAGEMENT L.P.

Background

The primary purpose of this proposal is to enable Ranger Investment Management L.P. (“Ranger”) to continue to serve as the investment adviser to the Funds.  To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust and Ranger, on behalf of the Funds (the “New Advisory Agreement”).

Currently, Ranger is ultimately controlled by Jason C. Elliott, Trustee and Chairman of the Board, and sole managing Member of Ranger Capital Group, LLC. Mr. Elliott controls Ranger because Ranger Capital Group, LLC is the sole general partner of Ranger Capital Group Holdings L.P. (“RCGH”), which is the sole managing member of Ranger Investment Group, LLC (“Ranger GP”). Ranger GP is the sole general partner of Ranger, and RCGH owns a majority limited partnership interest in Ranger.  William Conrad Doenges, II, Joseph T. LaBate, Andrew F. Hill, Brown McCullough and Brian Busby (collectively, the “Management Team”) each serve as members of the portfolio management team at Ranger. Ranger, Ranger GP, the Management Team, and RCGH have entered into a purchase agreement, dated November 17, 2020, for the acquisition by the Management Team of a portion of RCGH’s ownership in Ranger and the withdrawal of Ranger GP from Ranger.  Concurrently, Ranger, Ranger GP, Mr. Doenges and RCGH, have entered into a separate purchase agreement dated November 17, 2020 with Kudu Investment US, LLC for the acquisition of RCGH’s remaining ownership interests in Ranger (together with the transactions contemplated by each of the above referenced purchase agreements, the “Transaction”).  Upon completion of the Transaction, the general partnership interest in Ranger, in its entirety, will be transferred to Ranger Investment GP, LLC, a newly formed entity controlled by its sole managing member, Mr. Doenges, with additional membership interests held by Mr. Hill, Mr. LaBate, and Mr. McCullough. The Transaction will not result in any changes to the Funds’ investment objectives, principal strategies or risks, and the portfolio managers will remain the same. Further, Ranger believes that the Transaction will not result in any interruption in, or decrease in the quality of the services provided by Ranger.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Ranger, pursuant to an investment advisory agreement (the “Current Advisory Agreement”) has served as investment adviser to each Fund since each Fund’s inception. The Transaction is presumed to constitute a “change in control” of Ranger for purposes of the 1940 Act and will cause the “assignment” and automatic termination of the Current Advisory Agreement. The 1940 Act requires that advisory agreements, such as the New Advisory Agreement, be approved by a vote of a majority of the outstanding shares of the applicable Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on November 6, 2020, the Board, including a majority of the Trustees who are not interested persons of the Trust or Ranger (“Independent Trustees”) approved (i) an interim advisory agreement between the Trust, on behalf of the Funds, and Ranger (the “Interim Advisory Agreement”) as permitted by Rule 15a-4 under the 1940 Act to take effect upon the completion of the Transaction if that occurs before the Shareholder Meeting, and (ii) the New Advisory Agreement, to take effect upon the later of shareholder approval or the completion of the Transaction. The Interim Advisory Agreement allows Ranger to continue managing the Funds for the period after the Transaction until shareholder approval of the New Advisory Agreement is obtained. If shareholder approval for the New Advisory Agreement is not obtained at the Shareholder Meeting, the Interim Advisory Agreement will be effective for 150 days from the date of its execution or until the New Advisory Agreement is approved by shareholders at a subsequent meeting, whichever occurs first.  The terms of the Interim Advisory Agreement and New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of execution, effectiveness, and termination. Additionally, the fees to be charged under the Interim Advisory Agreement and New Advisory Agreement are identical to the fees charged under the Current Advisory Agreement; however, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Advisory Agreement

The Current Advisory Agreement, dated September 14, 2011, and amended in 2018 to include the Ranger Micro Cap Fund, was approved by the sole shareholder of Ranger Small Cap Fund on September 29, 2011 and by the sole shareholder of the Ranger Micro Cap Fund on June 6, 2018. During the fiscal year ended July 31, 2020, the Board considered and renewed the Current Advisory Agreement at a meeting held on September 23, 2019.

For the fiscal year ended July 31, 2020, Ranger earned the following amount of advisory fees under the Current Advisory Agreement:

Fund	Advisory Fee Earned	Amount of (Waiver) or Recapture	Total Advisory Fees Earned
Ranger Small Cap Fund	$ 240,392	$ (77,216)	$ 163,176
Ranger Micro Cap Fund	$ 205,191	$ (39,526)	$ 165,665
Total:			$ 328,841

Under the terms of the Current Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, Ranger is entitled to receive an annual fee equal to the following percentage of the average daily net assets of each Fund:

Fund:	Annual Fee:
Ranger Small Cap Fund	1.00%
Ranger Micro Cap Fund	1.25%

For such compensation, Ranger, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to the applicable Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

In connection with the Current Advisory Agreement, Ranger has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least November 30, 2021 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of expenses relating to Rule 12b-1 distribution and/or shareholder servicing fees, front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses such as litigation) do not exceed a certain percentage of average daily net assets of the applicable Fund (the “Expenses Limitation Agreement”).   The limitations in place under the Expenses Limitation Agreement are as follows:

Fund:	Institutional Class	Investor Class
Ranger Small Cap Fund	1.10%	1.10%
Ranger Micro Cap Fund	1.50%	1.50%

Fees waived or expenses reimbursed may be recouped by Ranger from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the lesser of (i) the expense limitation at the time of waiver/reimbursement or (ii) the current expense limitation.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Ranger.  If the New Advisory Agreement with Ranger is not approved by shareholders of one or more of the Funds, the Board and Ranger will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (a) a majority of the outstanding voting securities of each Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ notice by either party.

The New Advisory Agreement, like the Current Advisory Agreement and Interim Advisory Agreement, provides that Ranger shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Exhibit A and is similar in all material respects to the Current Advisory Agreement, except for the date of its execution, effectiveness, and expiration.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

In connection with approval by the Board of the Interim Advisory Agreement and New Advisory Agreement, Ranger and the Trust agreed to enter into a new expenses limitation agreement under identical terms as the Expenses Limitation Agreement currently in effect.

Information Concerning Ranger

Ranger is a Delaware limited partnership located at 2828 Harwood Street, Suite 1900, Dallas, TX 75201.  The names and principal occupations of the principal executive officers, directors and general partners of Ranger as of the date of this Proxy Statement are set forth below. The address of each is c/o Ranger Investment Management L.P., 2828 Harwood Street, Suite 1900, Dallas, TX 75201.

Name:	Principal Occupation:
Ranger Investment Group LLC	General Partner
Joseph W. Thompson III*	Chief Operating Officer, Chief Financial Officer
Nimrod J. Hacker*	General Counsel
W. Conrad Doenges	Chief Investment Officer, Portfolio Manager
Mark Hasbani*	Chief Compliance Officer
Scott K. Canon*	Chief Executive Officer

*Mr. Hacker, Mr. Hasbani, Mr. Canon and Mr. Thompson are also officers of the Trust, and serve as Secretary, Chief Compliance Officer, President and Treasurer, respectively.

Upon closing of the Transaction, a newly formed entity, Ranger Investment GP, LLC will become general partner of Ranger and the following individuals will be the executive officers of Ranger: W. Conrad Doenges (Chief Investment Officer, Portfolio Manager); Andrew F. Hill (President, Portfolio Manager); Joseph T. LaBate (Managing Director and Portfolio Manager); and Mark Hasbani (Chief Compliance Officer).

Ranger is a limited partnership, whose general partner is Ranger Investment Group, LLC. Ranger Investment Group, LLC is controlled by its managing member, Ranger Capital Group Holdings, L.P., which is controlled by its general partner, Ranger Capital Group, LLC, which is controlled by its manager, Jason C. Elliott, who is a Trustee and Chairman of the Board.  The address of each entity controlling Ranger is 2828 Harwood Street, Suite 1900, Dallas, TX 75201.

Evaluation by the Board of Trustees

In considering the Interim Advisory Agreement and the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations considering the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.  The Board considered the collective experience, tenure, and capabilities of the key personnel that would service the Funds, noting that Ranger continued to invest in personnel and research processes. The Board discussed that certain employees of Ranger were expected to change positions within the organization as a result of the Transaction, but that the day-to-day portfolio management team for the Funds was not expected to change. The Board expressed satisfaction with Ranger’s collaborative investment management approach and the ease with which Ranger personnel transitioned to a remote work environment as a result of the COVID-19 pandemic. The Board discussed Ranger’s bottom-up, fundamental research driven security selection process. The Board discussed Ranger’s compliance program and compliance monitoring methods, noting that investment limits and restrictions were monitored on a daily basis. The Board discussed Ranger’s selection of brokers based on best execution and discussed Ranger’s soft dollar policy. The Board commented that Ranger had not been involved in any regulatory exams or litigation since the last approval of its advisory agreement with the Funds. The Trustees expressed satisfaction with the services that Ranger had provided to the Funds, and that after the Transaction, it appeared that Ranger would continue to have adequate investment, compliance, and financial resources to successfully manage the Funds.

Performance.

Ranger Small Cap Fund (“Small Cap”). The Board discussed that for the year to date period through September 30, 2020, Small Cap produced positive returns and outperformed its benchmark index, but underperformed its peer group and Morningstar Category.  The Board considered that in connection with its most recent approval of the Current Advisory Agreement at a meeting held on September 29, 2020 (the “September Meeting”), the Board was provided with reports regarding Small Cap’s performance over various time periods as of July 31, 2020. The Trustees determined it was appropriate to rely on their review and deliberations of Small Cap’s performance at the September Meeting, as supplemented by the current materials. The Board reviewed its deliberations from the September Meeting, noting that Small Cap had outperformed its benchmark index for all periods, and outperformed its peer group and Morningstar category for the 5 year period. The Board noted that Small Cap had underperformed its peer group for the 1 and 3 year periods. The Board discussed the sectors that contributed and detracted from Small Cap’s performance and discussed the speculative nature of the market and its impact on Small Cap’s strategy. The Board discussed that the investment strategy of Small Cap was not expected to change as a result of the Transaction, and that the performance of Small Cap presented at the September Meeting, as supplemented by the current materials, was not unreasonable.

Ranger Micro Cap Fund (“Micro Cap”). The Board discussed that for the year to date period through September 30, 2020, Micro Cap produced positive returns and outperformed its benchmark index and Morningstar category, but underperformed its peer group.  The Board considered that in connection with its most recent approval of the Current Advisory Agreement at the September Meeting, the Board was provided with reports regarding Micro Cap’s performance over various time periods as of July 31, 2020. The Trustees determined it was appropriate to rely on their review and deliberations of Micro Cap’s performance at the September Meeting, as supplemented by the current materials. The Board reviewed its deliberations from the September Meeting, noting that Micro Cap had outperformed its benchmark index since inception, but underperformed its peer group, Morningstar category and benchmark index for the 1 year period. The Board discussed that Micro Cap had a relatively short operating history, and reviewed the sectors that contributed and detracted from Micro Cap’s performance. The Board discussed that the investment strategy of Micro Cap was not expected to change as a result of the Transaction, and that the performance of Micro Cap presented at the September Meeting, as supplemented by the current materials, was not unreasonable.

Fees and Expenses.

Small Cap. The Board considered that in connection with its most recent approval of the Current Advisory Agreement at the September Meeting, the Board was provided with reports regarding Small Cap’s fees and expenses as compared to its respective peer group and Morningstar category. The Trustees discussed that the advisory fees and expense caps for Small Cap were not expected to change as a result of the Transaction, and determined that it was appropriate to rely on their prior review and deliberations of fees and expenses for Small Cap that occurred at the September Meeting. The Board reviewed the information presented at the September Meeting, noting that the advisory fee for Small Cap was 1.00% and its expense ratio was 1.11%. The Board commented that the advisory fee was higher than the average fees of the peer group and Morningstar category, but the expense ratio was generally in line with the average expense ratios of the peer group and Morningstar category. The Board considered that Small Cap’s fees were higher than the fees Ranger charged to its separately managed accounts with similar strategies, noting that on average, these accounts were significantly larger than Small Cap and required fewer services. As such, the Board agreed that the advisory fee for Small Cap was not unreasonable.

Micro Cap. The Board considered that in connection with its most recent approval of the Current Advisory Agreement at the September Meeting, the Board was provided with reports regarding Micro Cap’s fees and expenses as compared to its respective peer group and Morningstar category. The Trustees discussed that the advisory fees and expense caps for Micro Cap were not expected to change as a result of the Transaction, and determined that it was appropriate to rely on their prior review and deliberations of fees and expenses for Micro Cap that occurred at the September Meeting. The Board reviewed the information presented at the September Meeting, noting that the advisory fee for Micro Cap was 1.25% and its expense ratio was 1.51%. The Board considered that Micro Cap’s fees were higher than the fees Ranger charged to its separately managed accounts with similar strategies, noting that on average, these accounts were significantly larger than Micro Cap and required fewer services. As such, the Board agreed that the advisory fee for Micro Cap was not unreasonable.

Profitability. The Board considered that in connection with its most recent approval of the Current Advisory Agreement at the September Meeting, the Board was provided with reports regarding Ranger’s profitability with respect to each Fund. The Board considered Ranger’s representations that there were no material changes to its financial condition since the September Meeting and that there was no material change anticipated with respect to Ranger’s profitability from managing the Funds as a result of the Transaction.

Economies of Scale. The Board considered that the Funds had not yet reached asset levels where meaningful economies of scale could be realized, and that Ranger did not have plans to reduce fees in the near future. The Board agreed to revisit the topic at a later date, and noted that the Transaction was not expected to impact economies of scale with respect to the Funds.

Conclusion. Having requested and received such information from Ranger as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and the New Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure was reasonable and that approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of the Trust and shareholders of each Fund.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

Operation of the Funds

The Funds are each a diversified series of the Ranger Funds Investment Trust, an open-end investment management company organized as a Delaware statutory trust on June 21, 2011.  The Trust’s principal executive offices are located at 2828 Harwood Street, Suite 1900, Dallas, TX 75201.  The Board supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain Ranger as their investment adviser.  Arbor Court Capital LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as principal underwriter and distributor to each of the Funds.  Mutual Shareholder Services, LLC, with principal offices located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, provides each of the Funds with transfer agent, accounting, and administrative services.

Voting Securities

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

Shares
Ranger Small Cap Fund
Ranger Micro Cap Fund

All shareholders of record of each Fund on the Record Date are entitled to vote at the Shareholder Meeting on the Proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held on any matter submitted to a vote at the Shareholder Meeting.  For the Proposal, the presence at the Shareholder Meeting of holders of a majority of the outstanding shares of each Fund entitled to vote at the Shareholder Meeting (via attendance or by proxy) constitutes a quorum for that Fund.

Security Ownership of Certain Beneficial Owners

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Ranger Small Cap Fund

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Ranger Micro Cap Fund

Shareholders owning more than 25% of the shares of a Fund are considered to "control" that Fund, as that term is defined under the 1940 Act.

Security Ownership of Management

As of the Record Date the Trustees and officers, as a group, beneficially owned [less than 1%] of the outstanding shares of the _____ Fund, and __ % of the _____ Fund].

Voting and Proxy Procedures

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Shareholder Meeting. A proxy for voting your shares at the Shareholder Meeting is enclosed. The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received on time and is properly executed.  If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card. The individuals named as proxies, in their discretion, may vote upon such other matters as may properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of the Proxy Statement.  The Board is not aware of any other matters to come before the Shareholder Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Shareholder Meeting.

Approval of the Proposal requires the affirmative vote of the “majority of the outstanding voting securities” of a Fund at the Shareholder Meeting.  The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Shareholder Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less.  This means that Proposal I may be approved by less than a majority of the outstanding shares of a Fund, provided a quorum is present at the Shareholder Meeting.

Shares as to which a proxy card is returned by a shareholder but which is marked “abstain” or “withhold” on the Proposal will be included in the Funds’ tabulation of the total number of votes present for purposes of determining a quorum and will be treated as votes against the Proposal. “Broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as present for purposes of determining a quorum or as votes cast. Under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).  The NYSE considers the Proposal to be voted upon at the Shareholder Meeting to be a non-routine matter that affects substantially a shareholder’s rights or privileges.  Consequently, brokers holding shares of a Fund on behalf of clients may not vote absent instructions from the beneficial owners of the shares, and absent instructions, these shares will be treated as broker non-votes.

If (a) a quorum is not present at the Shareholder Meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Shareholder Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Shareholder Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Shareholder Meeting for any other reason in their discretion.  Any adjourned meeting may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.  In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  At any adjourned meeting, a Fund may transact any business which might have been transacted at the original meeting.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Shareholder Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Nimrod J. Hacker, Secretary, Ranger Funds Investment Trust, 2828 Harwood Street, Suite 1900, Dallas, TX 75201.

Other Matters

The Board knows of no other matters to be presented at the Shareholder Meeting other than as set forth above.  If any other matters properly come before the Shareholder Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Cost of Solicitation

The Board is making this solicitation of proxies.  The Trust has engaged [   ], a proxy solicitation firm, to assist in the solicitation.  The proxy solicitor will mail the Proxy Statement, Notice of Special Meeting and all materials relating to the Shareholder Meeting to the Funds’ shareholders, and will solicit and tabulate votes of each Fund’s shareholders. The estimated fees anticipated to be paid to [   ] are approximately $[   ] and those costs will be borne by [   ].  The cost of preparing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Shareholder Meeting and the cost of soliciting proxies will be borne by [   ].  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and [   ] will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Ranger may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-866-458-4744, or write the Trust at 2828 Harwood Street, Suite 1900, Dallas, TX 75201.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [    ], 2020

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at [   ].

BY ORDER OF THE BOARD OF TRUSTEES

   Nimrod J. Hacker, Secretary

Dated: [   ], 2020

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [  ].

EXHIBIT A

MANAGEMENT AGREEMENT

TO:

Ranger Investment Management, L.P.

2828 N. Harwood St., Suite 1900

Dallas, Texas 75201

Dear Sirs:

RANGER FUNDS INVESTMENT TRUST (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company.  The Trust currently offers several series of shares to investors.

You have been selected to act as the sole investment manager of each series of the Trust set forth on the Exhibits to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with such Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to such Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.  You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

The Adviser shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control.  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.

USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act"), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and with only such expense charged to the Funds as may have been approved by the Board of Trustees.   Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Funds.  You will pay all advertising, promotion and other distribution expenses incurred in connection with each Fund’s shares to the extent such expenses are not permitted to be paid by such Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

Each Fund will be responsible for the payment of all operating expenses of such Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to such Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by such Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by such Fund in connection with the organization and initial registration of shares of such Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of such Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of such Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of such Fund’s shares that such Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which such Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which such Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.

COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of such Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of such Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of such Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of such Fund as last determined (whether during or prior to such month).

5.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide or pay for brokerage and research services to the Funds and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Funds and to accounts over which you (or the sub-adviser) exercise investment discretion.  The Funds and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Funds and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to such Fund.

A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of a Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) a Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from a Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of a Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of such Fund.

6.

PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your (and the sub-adviser’s) services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you (or the sub-adviser) may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

The Trust and you acknowledge that all rights to the name “Ranger”, “Ranger Small Cap Fund”, and/or “Ranger Micro Cap Fund” (together, the “Names”) or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in names of its Funds or in any class name.  In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the Names shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the Names in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use the Names.

9.

LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.

INSURANCE COVERAGE

At all times during the term of this Agreement, you will maintain a Fidelity Bond of at least $1,000,000 and Errors & Omissions coverage of at least $1,000,000.   Upon request, you will provide the Trust with proof of coverage issued by a reputable insurance company.

11.

DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto, as of the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment

12.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

13.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Ranger Funds Investment Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of      .

14.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

16.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of Delaware.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

17.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 300 Crescent Court, Suite 1100, Dallas, Texas 75201.

18.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person if such disclosure would be a violation of applicable law or the policies of the Trust.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.

 BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

21.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

SIGNATURE PAGE FOLLOWS

Yours very truly,

RANGER FUNDS INVESTMENT TRUST

Dated: as of ____________

By: __________________________________

Name:

Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

RANGER INVESTMENT MANAGEMENT, L.P.

Dated: as of ____________

By: __________________________________

Name:

Title:

Exhibit to the Agreement

Dated: as of ___________, 2020

Fund	Advisory Fee	Fund Effective Date
Ranger Small Cap Fund	1.00%	September 14, 2011
Ranger Micro Cap Fund	1.25%	May 15, 2018

Each Fund’s advisory fee is accrued on a daily basis based on the average value of the Fund’s average daily net assets under management.

[Insert Proxy Ballot]